UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)			April 1, 2004
ATLANTIC CITY ELECTRIC COMPANY (Exact name of registrant as specified in its charter)
New Jersey (State or other jurisdiction of incorporation)		001-3559 (Commission File Number)	21-0398280 (I.R.S. Employer Identification No.)
800 King Street, P.O. Box 231, Wilmington, Delaware (Address of principal executive offices			19899 (Zip Code)
Registrant's telephone number, including area code			(302) 429-3018
(Former Name or Former Address, if Changed Since Last Report)
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ATLANTIC CITY ELECTRIC COMPANY Form 8-K
Item 5.	Other Events.

Atlantic City Electric Company (the "Company") has entered into a Purchase Agreement, dated April 1, 2004, between the Company and Banc One Capital Markets, Inc., Scotia Capital (USA) Inc., and Wachovia Capital Markets, LLC (the "Purchase Agreement"), for the offer and sale of $120,000,000 in aggregate principal amount of 5.80% Senior Notes due May 15, 2034 (the "Senior Notes") issued under the Indenture, dated as of April 1, 2004, between the Company and The Bank of New York, as trustee (the "Senior Note Indenture"). The offer and sale of the Senior Notes are registered with the Securities and Exchange Commission on Registration Statement on Form S-3 (Registration No. 333-108861).

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	1	Purchase Agreement.	Filed herewith.
	4.1	Form of Senior Note.	Filed herewith.
	4.2	Senior Note Indenture.	Filed herewith.
	4.3	Supplemental Indenture.	Filed herewith.
	5	Opinion of Kirk J. Emge	Filed herewith.
Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
April 6, 2004 DATE		ATLANTIC CITY ELECTRIC COMPANY (Registrant) By: JOSEPH M. RIGBY Joseph M. Rigby President and Chief Executive Officer
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